EXHIBIT (d)(1)

TEMPORARY STOCK CERTIFICATE
Exchangeable for Definitive Engraved Certificate
When Ready for Delivery

COMMON STOCK NUMBER	The China Fund, Inc.	COMMON STOCK SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR IN NEW YORK, NEW YORK		CUSIP 169373 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

The China Fund, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar or its designated agent.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:

[Signature]	[Signature]

SECRETARY	PRESIDENT

COUNTERSIGEND AND REGISTERED:
STATE STREET BANK AND TRUST COMPANY (Boston, Massachusetts)

TRANSFER AGENT AND REGISTRAR

BY [Signature]

Authorized Signature

The China Fund, Inc.
CORPORATE SEAL

EXHIBIT (d)(1)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN CON – as tenants in common	UNIF GIFT MIN ACT - ____________Custodian____________ (Cust) (Minor) under Uniform Gifts to Minors Act

TEN ENT - as tenants by the entireties	__________________________ (State)

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________Attorney, to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated:______________________

SIGNATURE(S)__________________________
Notice: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

Signature(S) Guaranteed By:

______________________________